Effective September 27, 2013, in the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information,” the reference to the page number of the “Waivers of Sales Charges” is replaced by reference to page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective February 1, 2014, the sub-section entitled “Investment Objective” under the main heading “Summary of Key Information” will be restated in its entirety as follows:

Investment Objective
The fund’s investment objective is to seek total return.

Effective February 1, 2014, the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information” will be restated in its entirety as follows:

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser), in conjunction with UBS (UBS Global Asset Management (Americas), Inc., the sub-adviser to the fund), seeks to achieve a total rate of return for the fund that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle.  There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund's objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund's exposure to asset classes, markets, and currencies primarily using derivatives.  Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. The fund’s performance  is generally expected to be more correlated with the performance of the asset classes, markets, or currencies to which the fund has exposure after taking into account the tactical overlay managed by UBS than the asset classes, markets, or currencies to which the fund has exposure as a result of the individual investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS: MFS is responsible for selecting direct investments for the fund.  MFS normally invests the fund's assets in a combination of equity securities and debt instruments.  MFS generally invests approximately 20% of the fund's assets in debt instruments and the remainder of the fund's assets in equity securities and cash and/or cash equivalents.  These allocations may vary from time to time.

Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities. Debt instruments include corporate bonds, U.S. Government securities, asset-backed securities, municipal instruments, foreign government securities, inflation-adjusted bonds, and other obligations to repay money borrowed.

MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS generally seeks to diversify the fund’s equity investments in terms of market capitalization (e.g., small, medium, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign).  These allocations may vary significantly from time to time.

Of the fund's investments in debt instruments, MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

A team of investment professionals selects investments for the fund.  MFS allocates the fund’s assets to investment professionals by investment strategy.  MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis.

Tactical Asset Allocation Overlay by UBS:  MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to asset classes, markets, and currencies, primarily through the use of derivatives. UBS seeks to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to asset classes, markets, and currencies resulting from MFS’ individual security selection.  After taking into account the tactical overlay, the fund's exposure to various asset classes, markets, and/or currencies may vary significantly from time to time.  Additionally, after taking into account the tactical overlay, the fund's exposure to the equity security asset class may at times be negative and the fund's exposure to the debt instrument asset class may at times be more than 100%.  UBS may also expose the fund to asset classes, markets, and/or currencies in which MFS’ individual security selection has resulted in no or little exposure (e.g., the high yield bond market).

UBS may adjust the fund’s net exposure to asset classes, markets, and/or currencies by taking net short positions in an asset class, market, or currency if UBS believes the risk/return potential of such asset class, market, or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in an asset class, market, or currency if UBS believes such asset class, market, or currency appears attractive.

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MFS Diversified Target Return Fund

UBS will typically make extensive use of derivatives.

Effective February 1, 2014, the sub-section entitled "Principal Risks – Investment Selection and Allocation Risk" under the main heading "Summary of Key Information" will be restated in its entirety as follows:

Investment Selection and Allocation Risk:  MFS’ investment analysis, its development and use of quantitative models,  its selection of investments,  and UBS' assessment of the risk/return potential of asset classes, markets and currencies, and its adjustments to the fund’s exposure to asset classes, markets, and currencies may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective February 1, 2014, the sub-sections entitled "Principal Risks – Geographic Concentration Risk" and "Principal Risks – Small to Medium Cap Risk"  under the main heading "Summary of Key Information" will be added as follows:

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Small to Medium Cap Risk: The stocks of small to medium cap companies can be more volatile than stocks of larger companies.

Effective February 1, 2014, the following will be added to the end of the table in the sub-section entitled "Performance Table" under the main heading "Summary of Key Information:"

Citigroup 1-Month T-Bill Index	0.05%	0.33%	0.33%

Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Joseph C. Flaherty, Jr.	2007	Investment Officer of MFS
Natalie I. Shapiro	2007	Investment Officer of MFS
Curt Custard	2008	Investment Officer of UBS
Jonathan Davies	2010	Investment Officer of UBS
Andreas Koester	2010	Investment Officer of UBS
Lowell Yura	December 2013	Investment Officer of UBS

Effective February 1, 2014, the sub-section entitled “Investment Objective” under the main heading “Investment Objective, Strategies, and Risks”
will be restated as follows:

Investment Objective
The fund’s investment objective is to seek total return. The fund's objective may be changed without shareholder approval.

Effective February 1, 2014, the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objective, Strategies, and Risks”
will be restated in its entirety as follows:

Principal Investment Strategies
MFS, in conjunction with UBS, seeks to achieve a total rate of return for the fund that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle.  There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund's objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund's exposure to asset classes, markets, and currencies, primarily using derivatives.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions.  As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical asset allocation overlay.

The fund’s performance is generally expected to be more correlated with the performance of the asset classes, markets, or currencies to which the fund has exposure after taking into account the tactical overlay managed by UBS than the asset classes, markets, or currencies to which the fund has exposure as a result of the individual investments selected by MFS.

It is expected that the fund will generally have lower volatility than the overall equity market and during rising equity markets will generally underperform the equity markets.

Individual Security Selection by MFS. MFS may invest the fund’s assets in U.S. and foreign securities, including emerging market securities.  MFS generally seeks to diversify the fund’s equity investments in terms of market capitalization (e.g., small, medium, large cap), style (e.g., growth, value), and location (e.g., U.S., foreign).  These allocations may vary significantly from time to time.

Of the fund's investments in debt instruments, MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest a large percentage of the fund’s assets in issuers in a single country, a small number of countries, or a particular geographic region.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives as part of its individual security selection process, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

Some portion of the fund's portfolio will be held in cash due to collateral requirements associated with the fund's derivative transactions, purchase and redemption activity, and other short term cash needs.

A team of investment professionals selects investments for the fund.  MFS allocates the fund’s assets to investment professionals by investment strategy.

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MFS Diversified Target Return Fund

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected based on fundamental and quantitative analysis.  MFS uses fundamental analysis of individual issuers and instruments in light of the issuer's financial condition and market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Factors considered for debt instruments may include the individual instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security or the structure of a debt instrument are also considered.

Tactical Asset Allocation Overlay by UBS:  MFS has engaged UBS to act as sub-adviser to the fund to manage the fund’s exposure to asset classes, markets, and currencies, primarily through the use of derivatives. UBS seeks to reduce volatility compared to the overall equity market and generate positive returns by using derivatives to adjust the fund’s exposure to asset classes, markets, and currencies resulting from MFS’ individual security selection based on UBS’ analysis of global market and economic conditions and the risk/return potential of different asset classes, markets, and currencies.  After taking into account the tactical overlay, the fund's exposure to various asset classes, markets, and/or currencies may vary significantly from time to time.  Additionally, after taking into account the tactical overlay, the fund's exposure to the equity security asset class may at times be negative and the fund's exposure to the debt instrument asset class may at times be more than 100%.  UBS may also expose the fund to asset classes, markets, and/or currencies in which MFS’ individual security selection has resulted in no or little exposure (e.g., the high yield bond market).

UBS may adjust the fund’s net exposure to asset classes, markets, and/or currencies by taking net short positions in an asset class, market, or currency if UBS believes the risk/return potential of such asset class, market, or currency is unattractive. Alternatively, UBS may cause the fund to take net long positions in an asset class, market, or currency if UBS believes such asset class, market, or currency appears attractive.

UBS will typically make extensive use of derivatives, and may use derivatives to the extent permitted by the Investment Company Act of 1940.

Effective February 1, 2014, the sub-section entitled "Principal Risks –Allocation Risk" under the main heading "Investment Objective, Strategies, and Risks"

will be restated in its entirety as follows:

Allocation Risk:  UBS’ assessment of the risk/return potential of asset classes, markets, and currencies, and its adjustments to the fund’s exposure to asset classes, markets, and currencies through the use of derivatives, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective February 1, 2014, the sub-section entitled "Principal Risks –Investment Selection Risk" under the main heading "Investment Objective, Strategies, and Risks" will be restated in its entirety as follows:

Investment Selection Risk: MFS' investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective February 1, 2014, the sub-sections entitled "Principal Risks – Geographic Concentration Risk" and "Principal Risks – Small to Medium Cap Risk"  under the main heading "Investment Objective, Strategies, and Risks" will be added as follows:

Geographic Concentration Risk: Because MFS may invest a large percentage of the fund’s assets in issuers located in a single country, a small number of countries, or a particular geographic region, the fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, and other conditions in those countries or that region, and could be more volatile than the performance of more geographically-diversified funds.

Small to Medium Cap Risk:  The stocks of small to medium cap companies can be more volatile than the stocks of larger companies due to limited product lines, financial and management resources, and market and distribution channels. Small to medium cap companies often have shorter operating histories than larger, well-established companies. Their shares can be less liquid than those of larger companies, especially during market declines.

Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Joseph C. Flaherty, Jr.	MFS Lead Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Employed in the investment area of MFS since 1993
Natalie I. Shapiro	MFS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Security Selection	Employed in the investment area of MFS since 1997
Curt Custard	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Market Exposure and Currency Exposure	Employed in the investment area of UBS since 2008; Global Head of multi-asset solutions at Schroders Investment Management from 2004 to 2008
Jonathan Davies	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Currency Exposure	Employed in the investment area of UBS Global Asset Management since 2002
Andreas Koester	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Market Exposure	Employed in the investment area of UBS Global Asset Management since 2009; Head of US & European Multi-Asset Solutions at Schroders Investment Management from 2005 to 2009
Lowell Yura	UBS Portfolio Manager, General Oversight of a Team of Investment Professionals Responsible for Managing Market Exposure and Currency Exposure	Employed in the investment area of UBS Global Asset Management since 2003

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MFS Diversified Target Return Fund

Effective October 21, 2013, the second paragraph of the sub-section entitled “Statement of Additional Information (SAI)” on the back cover page is restated in its entirety as follows:

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, including current net asset values per share, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.
P.O. Box 55824
Boston, MA 02205-5824
Telephone: 1-800-225-2606
Internet: mfs.com

Effective October 28, 2013, the second and third paragraphs beneath the sub-heading entitled “Frequent Trading” within the sub-section entitled “Other Considerations” beneath the main heading “How to Purchase, Redeem, and Exchange Shares” is restated as follows:

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

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